True Nature HOLDING, INC

True Nature Holding, Inc. (OTCQB: TNTY)

TNTY Investor Presentation

August 2018

Safe Harbor

This presentation contains certain forward-looking information about us that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "guidance," "expect," "will," "may," "anticipate," "plan," "estimate," "project," "intend," "should," "can," "likely," "could," "outlook" and similar expressions are intended to identify forward-looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are:

- the impact on us of our substantial indebtedness, including on our ability to obtain financing on acceptable terms to finance our operations and growth strategy and to operate within the limitations imposed by financing arrangements;
- general economic and market conditions, including inflation and changes in commodity pricing, fuel, interest rates, labor, risk, health insurance and other variable costs that generally are not within our control, and our exposure to credit and counterparty risk;
- whether our estimates and assumptions concerning our selected balance sheet accounts, income tax accounts, and property and equipment and labor, fuel rates and economic and inflationary trends, turn out to be correct or appropriate;
- price increases to our customers may not be adequate to offset the impact of increased costs, including labor, third-party disposal and fuel, and may cause us to lose volume;
- our ability to manage growth and execute our growth strategy;
- our dependence on key personnel;
- our dependence on large, long-term contracts;
- our business is capital intensive and may consume cash in excess of cash flow from operations;
- any exposure to environmental liabilities or remediation requirements, to the extent not adequately covered by insurance, could result in substantial expenses;
- risks associated with undisclosed liabilities of acquired businesses;
- risks associated with pending and future legal proceedings, including litigation, audits or investigations brought by or before any governmental body;
- severe weather conditions, including those brought about by climate change, which could impair our financial results by causing increased costs, loss of revenue, reduced operational efficiency or disruptions to our operations;
- compliance with existing and future legal and regulatory requirements which could limit our ability to conduct or grow our business, increase our costs to operate or require additional capital expenditures;
- the negative impact on our operations of union organizing campaigns, work stoppages or labor shortages;
- changes by the Financial Accounting Standards Board or other accounting regulatory bodies to generally accepted accounting principles or policies;
- and acts of war, riots or terrorism, including the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and the impact of these acts on economic, financial and social conditions in the United States.

Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such risk factors, or to assess the impact such risk factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements on our website, which speak only as of the date they were placed on the website. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

TNTY Security Details

Incorporated In:	DE, USA ("C" Corporation)
Ticker Symbol:	TNTY
OTC Marketplace:	OTCQB
Reporting Status:	US Reporting: SEC Reporting
Audited Financials	YES
Fiscal Year End	12/31
CIK	0000802257

Market Cap:	2,041,840 as of 08/03/2018
Authorized Shares:	500,000,000 as of 07/31/2018
Outstanding Shares:	25,522,996 as of 07/31/2018
Restricted Shares:	16,846,957 as of 07/31/2018
Unrestricted Shares:	8,676,6039 as of 07/31/2018
Held at DTC:	7,424,851 as of 07/31/2018
Float:	4,744,877 as of 05/02/2017

Who is True Nature Holding Inc.?

True Nature Holding, Inc. (OTCQB: TNTY) is a public, development stage company who's driven to create shareholder value by developing and acquiring innovative technologies that provide better patient care at a lower delivery costs.

During 2016 and 2017 we focused on Pharmacy and Compound Pharmacy Operations. We learned that the best growth opportunity going forward was to facilitate better Health Care through technology.

Going forward, TNTY has shifted focus toward providing technology that benefits both Human and Veterinarian Care in:

1. Mobile Apps and Telemedicine Applications that focus on:
    - patient engagement
    - care coordination
    - remote monitoring
    - data analytics
2. Healthcare Software Development Services and
3. Block Chain Encryption Solutions



X-RAY
CALL
PATIENT

http://hiteqcenter.org/Resources/Telehealth-Telemedicine

TNTY Product and Services Roadmap



TECHNOLOGY
TRUE NATURE HOLDING INC. (TNTY)
INFORMATIONAL SERVICES
Both Internal Products and External Consulting
PRODUCT MARKETING
Market Intelligence and Product Spec
SALES
Direct and Field
MARGIN
SERVICES
HOME HEALTHCARE
Referral Network
Telemedicine
Amazon and Google Home Bots
WALK-IN CLINICS
EMR / PHR
Diagnostic Network
Telemedicine
DENTAL CLINICS
Referral Network
Practice Mgmt.
Rx Mgmt.
ASSISTED LIVNIG CENTERS
Telemedicine
Amazon and Google Home Bots
VET
Telemedicine
Rx Mgmt.
MARGIN

Don't all HIT products share the same structure?


Diagnostic Interface
User Interface
Database Common Structure
Import / Export
Application Interface

What is Telemedicine

Telemedicine is the remote delivery of health care services and clinical information using telecommunications technology. “The rise of the internet age brought with it profound changes for the practice of telemedicine. The proliferation of smart devices, capable of high-quality video transmission, opened up the possibility of delivering remote healthcare to patients in their homes, workplaces or assisted living facilities as an alternative to in-person visits for both primary and specialty care.”*



Telemedicine services are also applied in several medical areas including:

- Consultation
- Surgery
- Diabetes Management
- Home Health
- Psychiatry
- Dentistry
- Veterinary
- Radiology and others

*https://chironhealth.com/telemedicine/what-is-telemedicine

https://hitconsultant.net/2018/03/20/introduction-to-valuing-telemedicine/

Telemedicine Modalities

Telemedicine encompasses four distinct domains of applications. These are commonly known as:

1. Live video (synchronous): Live, two-way interaction between a person (patient, caregiver, or provider) and a provider using audiovisual telecommunications technology.

2. Store-and-forward (asynchronous): Transmission of recorded health history (for example, pre-recorded videos and digital images such as x-rays and photos) through a secure electronic communications system to a practitioner, usually a specialist, who uses the information to evaluate the case or render a service outside of a real-time or live interaction

3. Remote patient monitoring (RPM): Personal health and medical data collection from an individual in one location via electronic communication technologies, which is transmitted to a provider (sometimes via a data processing service) in a different location for use in care and related support.

4. Mobile health (mHealth): Health care and public health practice and education supported by mobile communication devices such as cell phones, tablet computers, and PDAs.

http://www.cchpca.org/what-is-telehealth

Telemedicine Opportunity

We believe there is an opportunity to develop telemedicine solutions for both the Human and Vet Healthcare market that:

- Creates a low threshold entry point and remote access to healthcare services through telecommunications technology
- Improves patient engagement, care quality and coordination
- Maintains a HIPPA compliant platform that meets the high standards of encryption and security
- Allows seamless integration with Health Systems Electronic Medical Record (EMR's) and Practice Management Systems (PM's)
- Offers a platform that can be implemented in both human and veterinarian telemedicine market place
- Provides an opportunity to increase revenue for medical providers and veterinarians
- Design all products and services for low-cost, easy adoption into both Human and Veterinary Markets
- Focuses highest priority to veterinary, rural and underserved human, and emerging markets

TNTY Strategy: Dual market penetration: top down through vendor relationships, bottom up through direct to consumer healthcare

Old Channel

1. Pharma Manufacturer
2. High National Level Distributor
3. Regional Distributor
4. Local Distributor
5. Pharmacy, retail or compounder
6. Possible PBM or Insurer
7. Professional (human or Vet)
8. Individual

Direct Advertising to Professional-Consumer

New Channel

1. Pharma Manufacturer
2. High National Level Distributor (Amazon will displace some)

PRIVATE LABEL APPS

3. Pharmacy, retail or compounder
4. Professional (human or Vet)
5. Individual

TNTY FAMILY OF APPS (Sponsored Version)

Direct Advertising to Professional-Consumer

Simple HIPAA: a simple healthcare records storage system for your entire family & pets



Input from devices, "big HIPAA", individual data, professional record systems
Simple HIPAA
Fully Compliant
Sql Server Based
Cloud based MS-Azzure, Oracle
Java and Python Scripts
Easy Interface to Practice Management Systems
Automatic Prescription Upload and Track
Output to diagnostic software, hardware, "big HIPAA", professional record systems

Apps for Individuals & Families

- Location Tracker (kids & elderly)
- Activity Monitor
- Diet
- Exercise & Calories
- Medical History
- DNA
- Online Ordering
- Communication with Vet

Apps for Pets & Owners

- Location Tracker
- Activity Monitor
- Diet
- Calories Burned
- Medical History
- DNA
- Online Ordering
- Communication with Vet

Our Solution – Simple and Inexpensive


Simple HIPAA
Database
True Nature

https://www.dbsyncstudio.com/challenges-of-mobile-db-sync/

Big HIPAA – Convoluted, Impersonal and Expensive

Our Approach – Simple HIPAA…

with a specialized app library for Human and Veterinarian Market


Simple HIPAA
Database
Human/Pet Health
Telemedicine
Ecommerce
Map
Community
Communications
MD/Vet
Rx
Analytics
Reports
Blockchain

- Stores patient specific Biometrics
- Records Goals and Progress of daily activities (daily, weekly or as available)
- Records contacts and communications with Healthcare professionals
- Records meds and OTC (pharma advice and actual)
- Records visits, scheduled visits including Telemedicine consultations
- Monitors healthcare costs – insurance, out of pocket, purchases of products, professional fees
- Track location at specific times
- Data shared in neutral file format with 3rd parties when given authorization/permission

Value of Telemedicine – Human Market

Healthcare Organizations are turning to Telemedicine because:

- Major physician shortages and the high cost of Physician employment
- Cost reduction/efficiency improvement efforts
- Improved access for patients
- Better technology/more acceptance from Patients, Physicians

The human telemedicine industry is highly competitive with nearly 50 - 100 telemedicine software and service vendors operating in the US market in 2018, in which nearly 65% of the companies have employee strength of less than 100 employees.

Currently the telemedicine market place is dominated by companies like Teledoc, MDLive, Doctor on Demand, Health Tap, Chiron Health, Doxy.me.

*The Global Telehealth Market is Estimated to be valued at USD 25.30 Billion in 2025, Growing at a CAGR of 14% during 2018-2025.


Global telemedicine market size from 2015 to 2021 (in billion U.S. dollars)*

*https://www.linkedin.com/pulse/global-telehealth-market-estimated-valued-usd-2530-billion-jadhav-1/

Suite of Apps for Human Healthcare

- Home Health Consultation – Telemedicine
- Care coordination Amazon Echo – “Oh Nurse Nancy”- talk to live, txt or email
- Referral network – professional referral
- Diagnostic Library – find and learn self driven
- Healthy Living Game plan – set goals, measure progress
- My Profile – personal activities and reminder messages
- My Biometrics – what to track (based on device capability or input)
- What to share – approval to send neutral files to professionals
- Advertising Click Thru – like banner ads
- Get coupons – self directed or based on activity and interests


True Nature
HOLDING, INC
DELL

https://hitconsultant.net/2018/03/20/introduction-to-valuing-telemedicine/

Human - Telemedicine Goals and Strategy



Our goal at TNTY is to introduce qualified medical support to the end patient using technology that provides the patient with:

- Access to specialized health care services for under-served, rural and remote areas
- Enable care coordination with existing technologies such as Amazon Echo
- Early diagnosis and treatment
- Access to expertise of Medical Specialists
- Early detection of disease
- Reduced visits to specialty hospitals and travel costs

Our strategy is to:

- Market our telemedicine solutions through strategic partnerships and licenses as a subscription based model
- Promote our technologies through our home healthcare operations and subsidiaries
- Focus on providing our telemedicine technologies to underserved, rural and emerging marketplaces

http://www.americantelemed.org/main/about/telehealth-faqs-

https://evisit.com/

Untapped Value of Telemedicine in Vet Market

According to Veterinary business specialist Ed Blach, DVM, MBA:*:

- 40 percent of veterinarians do not answer client questions by phone. They instead ask clients to come in to the clinic.
- 70 percent of veterinarians believe that technologies can strengthen the veterinarian-client relationship.
- 85 percent of pet owners find that the connection to a veterinarian via telehealth is appealing.



VETERINARY POPULATION, 2015
64.7%
8.4%
7.6%
4.6%
4.3%
3.6%
2.9%
3.0%
0.9%
Companion Animal
Other Veterinary Employment
College or University
Food Animal
Equine
Industry/Commercial
Mixed Animal
State/Local/Federal Gov.
Uniformed Services

When implemented properly, telemedicine can benefit pets, animal owners and veterinarians alike by:

- Increases rate of in-person office visit follow-ups and preventative care
- Easily monitor in-home progress of physical therapy, post surgical and hospice routines
- Improves patient engagement and continuity of care

Unlike the Human telehealth industry, today there are few companies that provide telehealth solutions that meet the Vet-Client relationship serving an estimated 65,000 Veterinarians in the US.

- The market leaders in Vet Telemedicine are Vets on Demand, Petzam, Televet, ActivePets, WhiskerDocs. Market leaders in Pet tracking and wearables are PetPace, Voyce, WonderWoof, Garmin, Fitbark, Whistle, FelCana.

**https://todaysveterinarybusiness.com/veterinary-telemedicine-leading/

Veterinary - Telemedicine Strategy



TNTY recognizes growing the needs and interest of providing telemedicine solutions for Vets and Clients that:

- Promote access, and affordability, that include trust and safety
- Provide real-time information for providers that enable efficient care coordination

Our strategy is to:

- Avoid the risk of being a pioneer by developing Telehealth solutions for the Veterinarian market.
- Acquire companies in the Vet smart collar segment that enable the pet owner to monitor the pets health, welfare and location of their pets and promote them through our strategic distribution partnerships

https://www.veterinaryteambrief.com/article/telemedicine-its-impact-veterinary-medicine

Suite of Apps for Veterinarian Market


Veterinarian
Appointment details
Pet prescriptions
AT&T
9:49 AM
Truenature.com
Appointment details


True Nature
HOLDING, INC
9:41 AM
100 %

Personal Health Info & Biometrics
- A reporting function on data over time or at a given moment
- Activity, weight, heart and respiratory rates monitoring


NOV
27
01:24
ACTIVE
08:01
REST
00:35
PLAY
620
PTS LEFT
380
/ 1000
6a
6p
DAILY VIEW
S M T W R F S
+2 -50 +100 +10 -620

Ask Advice & Counsel
- Telemedicine – Virtual Consults
- Find a professional-referral network

Data Gathering & Monitor
- Data Mining and reporting
- Blockchain database updates

http://localpet.com/

https://www.tiptopdogz.com/fitbark-vs-whistle-comparison/

What Is Blockchain - How Does it Work?



- "A blockchain is a digitized and decentralized public ledger of records within a financial ecosystem. It's original commercial use was to codify transactions among buyers and sellers of bitcoin, but it has expanded to include asset ownership record keeping from real estate to music rights. Think of a "block" as a collection of data points linked together in such a way that, once created, is timestamped and irreversible. Each successive block of data points creates a "chain," so manipulating the data within a single block becomes practically impossible based on where it sits inside the chain."*

- Blockchain technology is healthcare because patient information is shared across multiple providers with absolutely no risk of security or privacy breaches. The technology allows for documenting the transactions in decentralized ledgers, bringing in transparency and saving on other crucial resources like time and cost.

- Utilization of this technology in this manner will engage millions of individuals, health care entities, medical researchers, health care provides to share vast amounts of data released to every aspect of life with guaranteed privacy protection and security. This event could lead to precision medicine and advancement of medical research to pave the way for improved health and timely prevention of diseases.

*WealtheManagement.com 2/8/2018

https://www.draglet.com/blockchain-services/private-or-public-blockchain/

Potential Proprietary Add-on: Blockchain for Rx

	Mark Name	Goods & Services
Blockchain RX	Blockchain RX Filed on: 12/28/2017	Digital services using blockchain technology in healthcare, Pharmacy, medical services and medical records management

Blockchains & TNTY

- TNTY has already applied for the trade mark "Blockchain RX";
- TNTY will deploy Blockchain solutions as a service bureau, providing services such as:
  - Create required Government reporting for drug purchase and dispensing
  - Preparing for future Government data compliance requirements
  - Drug Supply Chain Security Act (DSCA) compliance
  - Enhanced HIPPA compliance
  - Enhanced patient services & privacy
  - Provider payment ratios tracking
  - Build Trust with all stake holders from manufacturing to patients
- All aimed at the (6) Healthcare segments plus customize applications by contract.

Executive Management Team

Jay Morton: President and Interim Chief Executive Officer
Jay Morton, age 51, was the founder of Local Pet Rx in 2014, where he developed a pet compounding e-prescribing application that was used by pharmacies and veterinary clinics to process pet prescriptions online. In addition to starting multiple healthcare companies he also served as a HIT Business Segment Manager for McKesson, CEO of ScanMD and Vice President of Endoscopy Sales at Dessert Medical Services, Inc., an affiliate of Fuji Films. Mr. Morton earned a Bachelor's Degree from Florida State University and a MBA from the University of Phoenix.

Louis Deluca: Chief Operations Officer
Louis Deluca, age 59, formerly served as VP of Operations for Mondetta US, Inc., an online apparel designer and retailer, where he built all operations for the U.S. based division, he served as the COO of The Ivory Company, a multichannel home décor retailer where he built all operations, he Founded and sold Marietta Sign Company, he served The Home Depot for 25 years in many capacities helping them grow from 4 stores to over 2200, leaving as the Director of Inventory Planning and Sourcing.

Dr. Jordan Balencic, D.O.: Chairman and Chief Financial Officer
Dr. Jordan Balencic, D.O., age 31, is a physician of Internal Medicine and serial entrepreneur, and currently serves the U.S Department of Veterans Affairs as a Primary Care Physician. He has founded businesses in the marketing, telehealth and healthcare product development areas. He has extensive consulting and healthcare advisory experience. He completed his IM Residency training at PSU, obtained his Medical Doctoral degree at LECOM, and earned his B.S. in Biology from Gannon University.

Advisory Board of Professionals

Phillip Giordano, age 57, is the owner of a compounding pharmacy in Boca Raton, Florida which specializes in both veterinary medicine as well as specialized human medications. He is a licensed pharmacist, and has advised the Company since the formation of Newco4pharmacy, LLC, which was acquired by the Company in 2015. Previously as director of Pharmacy Services in Pompano Beach, Florida, he was responsible for sales and distribution of all internet related prescription sales in 16 states as well as internationally.

Corporate Contact Information

True Nature Holding, Inc.
1355 Peachtree Street, Suite 1150
Atlanta, GA 30309

Website: http://www.truenaturepharma.com
Phone: (844) 383 - TNTY(8689)

Investor Inquiries: investors@truenaturepharma.com

Legal Counsel: Sheppard Mullin Richter & Hampton LLP

Andrea Cataneo, Partner, ACataneo@sheppardmullin.com

30 Rockefeller Plaza, New York, NY 10112 (212) 634-3096

Accounting/Auditing Firm: M&K CPAS, PLLC

63 North Sam Houston Pkwy E, Houston, TX 77060 (832) 242-9950

Investment Banker: Dawson James Securities, Carlo Corzine

1 North Federal Hwy., 5th Floor, Boca Raton, FL 33432 (866) 928-0928



Federal Home Loan Bank of Atlanta
TALK English Schools - Atlanta
Pershing Point Park
Atlanta's John Marshall Law School
18th St NW
17th St NE
Anytime Fitness
Center Stage Theater
The Loft
17th St NE
1355 Peachtree Street Northeast #1150
Peachtree St NE
West Peachtree Street Northwest
16th St NE
First Presbyterian Church
Museum of Design Atlanta (MODA)
High Museum of Art
Arts Center Transit Station
Midtown
Woodruff Arts Center
First Church of Christ, Scientist
ACA Sculpture Studio of SCAD
15th St NE
Norfolk Southern Corporation
Google